NOVEMBER 9, 2026

2026 Summary Prospectus

BlackRock ETF Trust

● iShares International Equity Factor Rotation Active ETF | IDYN | NYSE ARCA

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-474-2737 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated November 9, 2026, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

ISHARES INTERNATIONAL EQUITY FACTOR ROTATION ACTIVE ETF

Ticker: IDYN      Stock Exchange: NYSE ARCA

Investment Objective

The iShares International Equity Factor Rotation Active ETF (the “Fund”) seeks to outperform the investment results of international developed equity markets by providing diversified and tactical exposure to style factors via a factor rotation model.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” The investment advisory agreement between BlackRock ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees[1]	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver[1]	Total Annual Fund Operating Expenses After Fee Waiver[1]
0.45%	None	0.01%	0.46%	(0.00)%	0.46%

[1]

As described in the “Management” section of the Fund’s prospectus beginning on page 14, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) advised by BFA or its affiliates through June 30, 2028. As described in the “Management” section of the Fund’s prospectus beginning on page 14, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in money market funds managed by BFA or its affiliates through June 30, 2028. The agreement (with respect to either waiver) may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended July 31, 2026, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to outperform, before Fund fees and expenses, the investment results of international developed equity markets. The Fund considers developed markets to be the constituents of the MSCI EAFE Index. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of issuers economically tied to countries other than the United States and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities, based on a proprietary Factor Rotation model developed by BFA and its affiliates.

The Fund’s 80% investment policy may be changed by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders.

The Fund considers an issuer to be economically tied to a country if (1) the issuer is domiciled or maintains its principal place of business in such country, (2) the issuer’s securities are traded principally in such country (i.e., the primary listing exchange on which the securities are traded is located in such country), or (3) the issuer does a substantial amount of business in such country, which the Fund considers to be at least 50% of the issuer’s assets, gross revenues or profits in any one of the last two years. A security may be economically tied to more than one country.

The Fund will primarily invest in developed markets, but may also invest up to 35% of its total assets in emerging markets.

The eligible universe of securities that are part of the model includes non-U.S. equity securities of large- and mid-capitalization companies. The proprietary model uses commonly-used equity style factors such as momentum, quality, value, growth, size and minimum volatility and dynamically allocates the factors, and seeks to emphasize those factors with the strongest near-term return prospects. The model incorporates two potential sources of return: long-term (i.e., a full market cycle) return premium and short-term (i.e., 3-6 months) returns from timing the cyclical behavior of each individual factor in the model. The model incorporates information about the current economic cycle as well as the valuations and recent trends for each factor to compare the relative attractiveness of each factor and seeks to guide the portfolio to tilt into favorable factors and away from unfavorable factors in pursuit of incremental returns.

The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets.

While the Fund is actively managed, the Fund generally allocates its investments to securities based on the Factor Rotation model. The model allows for a company to be included under more than one of the equity style factors rather than being solely assigned to a single style factor. The Fund will hold common stock of those companies that fall into at least one of the equity style factors. The Fund may also invest in other securities, including but not limited to, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Fund is an actively managed ETF and does not seek to replicate the performance of a specified index and may have a higher degree of portfolio turnover than an index fund. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.

The Fund may engage in active and frequent trading of its investments.

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many exchange-traded funds (“ETFs”), the Fund is not an index-based ETF. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Model Risk — BFA and the Fund cannot offer assurances that the classification system used to determine the Factor Rotation model will achieve its intended results or maintain a level of risk similar to that of a portfolio of U.S. listed common stock of large- and mid-capitalization companies by any other classification system. Investments selected using the Factor Rotation model may perform differently than as forecasted due to issues in the construction and implementation of the Factor Rotation model (including, but not limited to, software issues, issues related to the use of artificial intelligence and machine learning (“AI”), and other technological issues). In addition, since the classification system used to determine the Factor Rotation model differs from other classification systems, companies that may be categorized as being in a particular equity style factor when using another classification system may not be completely or at all allocated to the corresponding equity style factor in the Factor Rotation model.

Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•	The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

Assets Under Management (AUM) Risk — From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of the Prospectus), a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.

Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies, such as index ETFs. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

Large Shareholder and Large-Scale Redemption Risk — Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold their investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment.

Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. To the extent the Fund permits redemptions in cash, these large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Fund shares.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments held by the Fund may underperform the markets, the relevant indices or benchmarks, or the securities selected by other funds with similar investment objectives and investment strategies, or may otherwise fail to perform as intended. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. The success of the Fund’s activities could be affected by interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and trade barriers, supply chain disruptions, economic sanctions, currency exchange controls, and local, regional or global events such as war, acts of terrorism, natural and environmental disasters, the spread of infectious illness or other public health issues, recessions, or other events.

Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.

Market Trading Risk — The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Performance Information

As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report. The Fund’s benchmark is the MSCI EAFE Index (Net).

Management

Investment Adviser. The Fund’s investment adviser is BFA.

Portfolio Managers. Philip Hodges, PhD, Jeff Shen, PhD, and Stephanie Lee (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Philip Hodges, PhD, has been a Portfolio Manager of the Fund since July 2025. Jeff Shen, PhD, and Stephanie Lee have been Portfolio Managers of the Fund since April 2026.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.blackrock.com or call 1-800-474-2737

Investment Company Act File # 811-23402

SPRO-IDYN-ETF-1126